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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


                                   January 14, 1998

             ----------------------------------------------------------------
                    Date of Report (Date of Earliest Event Reported)


                                  IP TIMBERLANDS, LTD.
                (Exact name of Registrant as specified in its charter)




Texas                         1-8859                     13-3259241
----------------              ----------------           ----------------------
(State of                     (Commission                (IRS Employer
Incorporation)                File)                      Identification Number)




                     Two Manhattanville Road, Purchase, NY  10577
                    ----------------------------------------------
                       (Address of Principal executive offices)


                                   914-397-1500
                                 ----------------
                                  (Telephone No.)

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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT


                    N/A

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

                    N/A

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

                    N/A

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    N/A

ITEM 5.        OTHER EVENTS
                     Press release dated January 13, 1998 announcing that IP
                     Forest Resources Company   (IPFR), managing general
                     partner of IP Timberlands, Ltd. (IPT), reported on earnings and a special dividend.



ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

                    N/A

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

                    (a)  Financial Statements:
                    N/A

                    (b)  Pro Forma Financial Information:

                    N/A

                    (c)   Exhibits

                          (99) Press Release of January 13, 1998





ITEM 8.        CHANGES IN FISCAL YEAR

                    N/A


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                                      Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        IP TIMBERLANDS, LTD.
                                        BY:  IP Forest Resources Company
                                        (Managing General Partner)
                                        (Registrant)



Date: January 14, 1998        /S/ CAROL M. SAMALIN
      Purchase, NY            Carol M. Samalin
                              Assistant Secretary


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                                    EXHIBIT INDEX


               EXHIBIT NO.              EXHIBIT DESCRIPTION
               -----------              -------------------
                                             N/A